SCHEDULE 14A INFORMATION
                            ------------------------
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[   ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   Filing by:
                            FIRST BELL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________________
      2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________
      4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________________
      5)  Total fee paid:
          ______________________________________________________________________

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
          ______________________________________________________________________
      2)  Form, Schedule or Registration Statement No.:
          ______________________________________________________________________
      3)  Filing Party:
          ______________________________________________________________________
      4)  Date Filed:
          ______________________________________________________________________

                            FIRST BELL BANCORP, INC.


Dear Stockholder:

Please accept our thanks for sending in your Proxy Card.

We noticed, however, that, for the reason(s) indicated below, your Proxy Card was not validly executed. Please sign, date and mail the enclosed new Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience. This Proxy will automatically revoke any previously granted proxy when it is returned to us.

|_| Your previous proxy was unsigned. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

|_| Your previous proxy was undated. (Please date, sign and return the new Proxy Card in the enclosed envelope.)

|_| Your previous proxy omitted your title or authority. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

|_| Your previous proxy, as signed, did not conform to the name shown on the proxy. (Please date and sign this proxy card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate his/her capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

|_| Your previous proxy was not signed by all joint owners. (If shares are registered in the name of more than one person, each such person should sign the Proxy Card. If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

|_| Your previous proxy, as marked, did not clearly specify your instructions. Please sign, date and clearly mark your proxy.

|_|   Other____________________________________________________________________
      _________________________________________________________________________

Since time is short, we would greatly appreciate your signing, dating and mailing the enclosed Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. Once again, we greatly appreciate your support.


Sincerely,



First Bell Bancorp, Inc.